This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued.  Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you.  You may withdraw you indication of interest at any time prior to the notice of allocation.  The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer.  You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  You are advised that securities may not be issued that have the characteristics described in these materials.  The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials.  If for any reason the issuer does not deliver such certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  In addition, you may get the prospectus for free by visiting our website at http://www.ubs.com/regulationab.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-(877) 867-2654.

Collateral Summary
Statistics for the adjustable-rate and fixed-rate mortgage loans listed below are based on the Febuary 1st, 2005 cut-off date.
	Summary Statistics		Range (if applicable)
Number of Mortgage Loans:	3,054
Aggregate Current Principal Balance:	$578,107,305
Average Current Principal Balance:	$189,295		$13,369	-	$1,330,000
Aggregate Original Principal Balance:	$582,158,422
Average Original Principal Balance:	$189,967		$13,500	-	$1,330,000
Fully Amortizing Mortgage Loans:	100.00%
Interest Only Loans:	10.21%
% Balloon Loans:	0.00%
1st Lien:	100.00%
% MI:	43.98%
Wtd. Avg. Gross Coupon:	7.053%		5.00%	-	9.49%
Wtd. Avg. Original Term (months):	354		180	-	360
Wtd. Avg. Remaining Term (months):	350		172	-	359
Wtd. Avg. Original LTV (1):	80.95%		12.52%	-	100.00%
Wtd. Avg. Borrower FICO(2):	688		572	-	828
Geographic Distribution (Top 5):	California	16.82%
	Florida	12.40%
	New Jersey	6.75%
	New York	6.13%
	Virginia	4.74%

The Mortgage Loans (All Collateral)

Distribution By Original Principal Balance
Original Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
<= 50,000.00	224	8,910,423	1.54	39,779	7.555	80.65	695	0.31
50,000.01 - 100,000.00	627	46,625,101	8.07	74,362	7.369	80.70	694	3.38
100,000.01 - 150,000.00	609	75,903,186	13.13	124,636	7.165	81.79	691	4.88
150,000.01 - 200,000.00	499	86,221,088	14.91	172,788	7.125	82.00	688	2.62
200,000.01 - 250,000.00	357	79,275,876	13.71	222,061	6.953	81.08	685	1.15
250,000.01 - 300,000.00	232	63,322,558	10.95	272,942	7.066	82.39	684	2.52
300,000.01 - 350,000.00	144	46,520,180	8.05	323,057	7.040	80.88	683	3.38
350,000.01 - 400,000.00	115	42,804,634	7.40	372,214	6.977	81.98	683	0.85
400,000.01 - 450,000.00	101	42,276,648	7.31	418,581	6.788	79.61	689	0.98
450,000.01 - 500,000.00	51	24,301,383	4.20	476,498	6.795	81.64	696	0.00
500,000.01 - 550,000.00	27	14,097,814	2.44	522,141	6.817	80.34	672	0.00
550,000.01 - 600,000.00	25	14,472,529	2.50	578,901	6.805	79.62	692	4.06
600,000.01 - 650,000.00	20	12,476,719	2.16	623,836	6.812	82.52	708	0.00
650,000.01 - 700,000.00	1	675,000	0.12	675,000	6.375	67.50	633	0.00
700,000.01 - 750,000.00	6	4,373,285	0.76	728,881	7.172	76.00	696	0.00
750,000.01 - 800,000.00	1	756,922	0.13	756,922	5.950	47.50	685	0.00
850,000.01 - 900,000.00	1	898,961	0.16	898,961	8.750	80.00	667	0.00
900,000.01 - 950,000.00	4	3,695,676	0.64	923,919	6.807	64.28	649	0.00
950,000.01 - 1,000,000.00	8	7,894,324	1.37	986,790	7.421	69.31	699	0.00
1,000,000.01 >=	2	2,605,000	0.45	1,302,500	7.747	72.45	721	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Current Unpaid Principal Balance
Current Unpaid Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
<= 50,000.00	226	9,010,134	1.56	39,868	7.557	80.76	695	0.31
50,000.01 - 100,000.00	629	46,925,288	8.12	74,603	7.366	80.55	694	3.35
100,000.01 - 150,000.00	609	76,102,477	13.16	124,963	7.160	81.80	691	4.87
150,000.01 - 200,000.00	515	89,550,611	15.49	173,885	7.103	81.63	689	2.52
200,000.01 - 250,000.00	338	75,530,689	13.07	223,464	6.975	81.54	684	1.20
250,000.01 - 300,000.00	234	63,897,377	11.05	273,066	7.070	82.50	684	2.49
300,000.01 - 350,000.00	144	46,734,896	8.08	324,548	7.028	80.89	683	3.36
350,000.01 - 400,000.00	128	48,090,876	8.32	375,710	6.902	80.75	685	0.76
400,000.01 - 450,000.00	86	36,466,270	6.31	424,026	6.860	80.75	689	1.14
450,000.01 - 500,000.00	51	24,352,380	4.21	477,498	6.803	81.55	695	0.00
500,000.01 - 550,000.00	26	13,597,893	2.35	522,996	6.801	80.17	672	0.00
550,000.01 - 600,000.00	25	14,472,529	2.50	578,901	6.805	79.62	692	4.06
600,000.01 - 650,000.00	20	12,476,719	2.16	623,836	6.812	82.52	708	0.00
650,000.01 - 700,000.00	1	675,000	0.12	675,000	6.375	67.50	633	0.00
700,000.01 - 750,000.00	6	4,373,285	0.76	728,881	7.172	76.00	696	0.00
750,000.01 - 800,000.00	1	756,922	0.13	756,922	5.950	47.50	685	0.00
850,000.01 - 900,000.00	1	898,961	0.16	898,961	8.750	80.00	667	0.00
900,000.01 - 950,000.00	4	3,695,676	0.64	923,919	6.807	64.28	649	0.00
950,000.01 - 1,000,000.00	8	7,894,324	1.37	986,790	7.421	69.31	699	0.00
1,000,000.01 >=	2	2,605,000	0.45	1,302,500	7.747	72.45	721	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Gross Coupon
Current Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
4.501 - 5.000	1	392,000	0.07	392,000	5.000	25.96	745	0.00
5.001 - 5.500	11	3,085,825	0.53	280,530	5.404	72.53	724	34.83
5.501 - 6.000	184	48,145,976	8.33	261,663	5.890	69.65	707	2.43
6.001 - 6.500	448	97,529,179	16.87	217,699	6.316	73.60	691	2.84
6.501 - 7.000	733	149,265,341	25.82	203,636	6.856	81.70	684	2.09
7.001 - 7.500	769	137,696,276	23.82	179,059	7.330	84.96	684	1.78
7.501 - 8.000	643	103,261,370	17.86	160,593	7.787	86.09	687	1.91
8.001 - 8.500	234	34,142,588	5.91	145,908	8.270	83.83	687	1.05
8.501 - 9.000	30	4,505,210	0.78	150,174	8.729	84.81	685	1.92
9.001 - 9.500	1	83,540	0.01	83,540	9.490	90.00	744	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By FICO
FICO	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Not Available	4	971,675	0.17	242,919	7.812	80.00	0	100.00
561 - 580	1	189,615	0.03	189,615	8.000	58.46	572	0.00
581 - 600	2	479,107	0.08	239,553	7.827	75.00	596	0.00
601 - 620	15	2,457,448	0.43	163,830	7.240	75.75	618	0.00
621 - 640	424	86,286,124	14.93	203,505	7.080	81.10	631	1.41
641 - 660	557	107,945,303	18.67	193,798	7.116	82.29	651	2.29
661 - 680	460	89,588,221	15.50	194,757	7.133	81.99	670	1.36
681 - 700	455	83,116,779	14.38	182,674	7.098	80.90	690	3.52
701 - 720	370	68,710,021	11.89	185,703	6.950	80.36	710	2.70
721 - 740	292	50,564,125	8.75	173,165	6.980	80.00	729	1.48
741 - 760	193	38,889,802	6.73	201,502	6.972	80.99	750	1.91
761 - 780	144	25,204,959	4.36	175,034	6.916	79.32	770	0.50
781 - 800	115	18,883,515	3.27	164,204	6.821	76.53	789	3.83
801 - 820	21	4,384,611	0.76	208,791	6.879	78.04	805	0.00
821 - 840	1	436,000	0.08	436,000	8.875	80.00	828	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Lien Status
Lien Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
First Lien	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Original LTV
Original LTV (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
<= 50.00	102	16,092,629	2.78	157,771	6.375	40.50	695	0.76
50.01 - 55.00	43	7,273,229	1.26	169,145	6.536	52.79	685	0.00
55.01 - 60.00	63	12,586,957	2.18	199,793	6.413	57.82	696	0.00
60.01 - 65.00	87	20,672,682	3.58	237,617	6.499	62.81	694	0.37
65.01 - 70.00	213	39,541,739	6.84	185,642	6.716	68.60	682	0.44
70.01 - 75.00	178	34,141,156	5.91	191,804	6.916	73.90	696	0.68
75.01 - 80.00	905	193,572,795	33.48	213,893	6.969	79.56	692	5.70
80.01 - 85.00	99	18,102,716	3.13	182,856	7.065	83.97	676	1.49
85.01 - 90.00	925	157,308,947	27.21	170,064	7.331	89.68	685	0.45
90.01 - 95.00	437	78,614,907	13.60	179,897	7.366	94.82	681	0.31
95.01 - 100.00	2	199,547	0.03	99,774	7.108	99.01	678	71.16
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

(1)      References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Distribution By Documentation
Documentation	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Full/Alt	83	13,003,258	2.25	156,666	6.828	80.33	689	100.00
No Doc	945	163,059,657	28.21	172,550	7.247	81.13	693	0.00
No Ratio	169	34,125,413	5.90	201,926	7.164	79.58	697	0.00
Reduced (SIVA)	630	145,037,901	25.09	230,219	6.880	78.99	694	0.00
Stated Income/Stated Assets	1,227	222,881,076	38.55	181,647	7.019	82.35	679	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Loan Purpose
Loan Purpose	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Cash Out Refinance	1,155	249,406,860	43.14	215,937	6.911	77.83	676	1.14
Purchase	1,661	288,580,796	49.92	173,739	7.228	84.26	698	2.60
Rate Term Refinance	238	40,119,649	6.94	168,570	6.678	76.57	686	6.57
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Property Type
Property Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Townhouse	2	259,950	0.04	129,975	7.347	79.98	681	0.00
Condominium	267	50,872,296	8.80	190,533	7.390	81.23	695	2.93
Planned Unit Development	81	17,807,615	3.08	219,847	7.073	79.78	688	14.30
Single Family	2,365	444,391,154	76.87	187,903	6.973	81.18	686	1.67
Two to Four Family	339	64,776,290	11.20	191,081	7.332	79.53	693	2.41
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Occupancy Status
Occupancy Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Investor Occupied	998	128,386,859	22.21	128,644	7.564	81.07	701	2.24
Owner Occupied	1,914	421,457,270	72.90	220,197	6.901	81.05	683	2.12
Second Home	142	28,263,176	4.89	199,036	7.007	79.02	706	4.24
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By State
State	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
California	297	97,217,663	16.82	327,332	6.561	73.56	690	0.00
Florida	368	71,708,532	12.40	194,860	7.352	81.23	690	3.24
New Jersey	147	39,040,056	6.75	265,579	7.436	82.96	676	4.39
New York	178	35,455,126	6.13	199,186	7.297	82.41	679	1.35
Virginia	116	27,404,958	4.74	236,250	7.027	84.03	688	1.83
Arizona	122	25,525,173	4.42	209,223	6.926	79.12	689	0.23
Pennsylvania	182	22,344,264	3.87	122,771	7.254	84.99	683	2.06
Maryland	97	20,913,873	3.62	215,607	6.786	80.74	684	0.51
Ohio	153	17,400,574	3.01	113,729	7.178	85.12	689	4.25
Texas	124	14,874,237	2.57	119,954	7.024	82.11	695	5.43
Other	1,270	206,222,848	35.67	162,380	7.083	82.68	690	2.82
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Zip Code
Zip Code	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
32835	18	3,065,746	0.53	170,319	7.905	84.67	693	0.00
07501	5	1,561,361	0.27	312,272	7.823	80.00	678	19.46
33190	6	1,510,380	0.26	251,730	7.574	85.14	696	0.00
22554	4	1,405,994	0.24	351,499	7.170	86.83	669	0.00
32601	8	1,405,823	0.24	175,728	8.317	90.00	717	0.00
90069	1	1,330,000	0.23	1,330,000	7.625	70.00	686	0.00
34210	3	1,306,374	0.23	435,458	7.345	71.27	681	0.00
10461	3	1,295,880	0.22	431,960	7.718	80.28	685	0.00
30062	8	1,276,489	0.22	159,561	7.396	90.78	733	0.00
02807	1	1,275,000	0.22	1,275,000	7.875	75.00	757	0.00
Other	2,997	562,674,255	97.33	187,746	7.035	80.93	688	2.26
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Remaining Months To Maturity
	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan

Remaining Months to Maturity
121 - 180	131	18,081,681	3.13	138,028	6.319	70.31	686	2.38
181 - 240	1	78,857	0.01	78,857	7.500	70.54	725	0.00
301 - 360	2,922	559,946,767	96.86	191,631	7.077	81.30	688	2.25
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Product Type
Product Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
15 Yr Fxd	131	18,081,681	3.13	138,028	6.319	70.31	686	2.38
20 Yr Fxd	1	78,857	0.01	78,857	7.500	70.54	725	0.00
30 Yr Fxd	2,922	559,946,767	96.86	191,631	7.077	81.30	688	2.25
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Prepayment Penalty
Penalty (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
0	1,085	205,066,981	35.47	189,002	7.473	83.89	685	1.88
6	21	5,713,643	0.99	272,078	7.952	76.53	682	4.45
12	113	24,035,555	4.16	212,704	7.157	80.56	684	1.21
24	632	119,891,696	20.74	189,702	6.703	79.04	692	0.14
36	1,156	213,704,848	36.97	184,866	6.791	79.58	688	3.76
60	47	9,694,581	1.68	206,268	7.492	76.28	695	4.18
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By PMI TYPE
PMI TYPE - LTV > 80	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Amerin	1	95,827	0.04	95,827	8.250	95.00	750	0.00
Century-National Insurance	1	580,120	0.23	580,120	8.125	89.31	658	0.00
GEMICO	270	47,651,804	18.74	176,488	7.382	90.74	685	0.12
Lender Paid MI	33	4,119,349	1.62	124,829	7.528	91.75	673	0.00
MGIC	10	1,694,203	0.67	169,420	7.298	92.14	714	18.79
MI (MI Company Unknown)	1	415,340	0.16	415,340	7.625	90.00	751	100.00
PMI Mortgage Insurance	199	34,114,889	13.42	171,432	7.349	91.14	690	0.49
Radian Guaranty	293	50,783,223	19.98	173,322	7.313	90.59	684	0.28
Republic Mortgage Insurance	223	40,158,274	15.80	180,082	7.285	91.23	682	0.00
Triad Guaranty Insurance Co.	255	42,304,774	16.64	165,901	7.282	90.54	676	0.61
United Guaranty	177	32,308,316	12.71	182,533	7.276	91.05	684	0.00
Total:	1,463	254,226,118	100.00	173,770	7.323	90.87	683	0.54

Distribution By Originator
Originator	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Wells Fargo Home Mortgage, Inc.	2,473	449,769,286	77.80	181,872	6.926	81.68	688	0.00
UBS Conduit	304	72,664,894	12.57	239,029	7.829	78.93	687	4.95
Impac Mortgage	123	29,709,036	5.14	241,537	7.144	77.84	684	9.02
Southstar	153	25,528,090	4.42	166,850	6.942	77.56	698	26.35
Ohio Savings Bank	1	436,000	0.08	436,000	8.875	80.00	828	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25

Distribution By Servicer
Servicer	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Wells Fargo	2,979	560,007,629	96.87	187,985	7.028	81.00	688	2.02
Cenlar	68	15,780,795	2.73	232,071	7.936	79.29	697	8.17
Cendant	5	1,435,591	0.25	287,118	6.864	81.56	739	28.93
MIDAMERICA	2	883,290	0.15	441,645	7.461	80.00	682	0.00
Total:	3,054	578,107,305	100.00	189,295	7.053	80.95	688	2.25